SCHEDULE 14A
                               (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                        of 1934 (Amendment No.         )

  Filed by Registrant  [X]
  Filed by a Party other than the Registrant [ ]
  Check the appropriate box:
  [ ]  Preliminary Proxy Statement
  [ ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e) (2))
  [X]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


               (Name of Registrant as Specified In Its Charter)

                       HALLMARK FINANCIAL SERVICES, INC.
  ___________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  [X]  No fee required.
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
  ___________________________________________________________________________
       (2) Aggregate numer of securities to which transactions applies:
  ___________________________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  ___________________________________________________________________________
       (4) Proposed maximum aggregate value of transaction:
  ___________________________________________________________________________
       (5) Total Fee Paid
  ___________________________________________________________________________
  [ ]  Fee paid previously with preliminary materials.
  [ ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  ___________________________________________________________________________
       (1) Amount Previously Paid:
  ___________________________________________________________________________
       (2) Form, Schedule or Registration Statement No:
  ___________________________________________________________________________
       (3) Filing Party:
  ___________________________________________________________________________
       (4) Date Filed:
  ___________________________________________________________________________

                      HALLMARK FINANCIAL SERVICES, INC.
                       14651 Dallas Parkway, Suite 900
                             Dallas, Texas 75240


                               PROXY STATEMENT

                                     FOR

                       ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD MAY 25, 2000

                           _______________________


                  SOLICITATION AND REVOCABILITY OF PROXIES

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hallmark Financial Services, Inc., a Nevada corporation (the "Company"), to be voted at the 2000 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 25, 2000, at the time and place and for the purposes set forth in the accompanying
 Notice of Annual Meeting of Stockholders (the "Notice"), and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated on the proxy, the shares represented thereby will be voted for the election of each of the nominees for director and in the discretion of the proxy holder on any other matter that may properly come before the meeting.

      Submitting a proxy will not affect a shareholder's right to vote in person at the Annual Meeting. Any shareholder who gives a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Company, by substituting a new proxy executed on a later date, or by making a written request in person at the Annual Meeting that the proxy be returned. However, mere attendance at the Annual Meeting will not of itself revoke the proxy.

      All expenses of preparing, assembling and mailing this Proxy Statement and the enclosed materials and all costs of soliciting proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone or in person. Such officers and employees who solicit proxies will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares they hold, and the Company may reimburse them for reasonable out-of-pocket expenses they incur in forwarding these materials.

      The principal executive  offices of the  Company are  located at  14651
 Dallas Parkway,  Suite 900,  Dallas, Texas  75240.   The  Company's  mailing
 address is the same as that of its principal executive offices.

      This Proxy Statement and the accompanying form of proxy are first being mailed or given to shareholders on or about April 24, 2000. A copy of the Company's Annual Report for the fiscal year ended December 31, 1999, is enclosed herewith. Except as expressly incorporated by reference herein, such Annual Report does not constitute a part of the materials used for the solicitation of proxies.

                           PURPOSES OF THE MEETING

      At the Annual Meeting, the shareholders of the Company will consider and vote on the following matters:

           1. Election of six directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified; and

           2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.


                              QUORUM AND VOTING

      The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on April 11, 2000 (the "Record Date"). On the Record Date, there were 11,048,133 shares of Common Stock of the Company, par value $0.03 per share (the "Common Stock"), issued and outstanding, each of which is entitled to one vote on all matters to be acted upon at the Annual Meeting. There are no cumulative voting rights. The presence, in person or by proxy, of holders of one-third of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Assuming the presence of a quorum, directors will be elected by a plurality of the votes cast. The affirmative vote of the holders of a majority of the shares of Common Stock actually voted will be required for the approval of all other matters to come before the Annual Meeting.

      Abstentions and broker non-votes will be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. Pursuant to the Bylaws of the Company, abstentions and broker non-votes will not be counted in determining the number of shares voted on any matter and will have no effect on the election of directors or the approval of any proposal submitted to a vote of the shareholders at the Annual Meeting.

          PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

      The following table and the notes thereto set forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date, by (i) each current director and nominee for director of the Company;
 (ii) all executive officers and current directors of the Company as a group; and (iii) each other person known to the Company to own beneficially more than five percent of the presently outstanding Common Stock. Unless otherwise indicated, the persons identified in the table have sole voting and dispositive power with respect to the shares shown as beneficially owned by them. The mailing address for all directors and executive officers is the same as that of the Company.

                                  No. of Shares             Percent of Class
     Shareholder                Beneficially Owned         Beneficially Owned
 ------------------             ------------------         ------------------
 Ramon D. Phillips (1)               656,476                      5.8

 Raymond A. Kilgore (1)              603,047                      5.4

 Linda H. Sleeper (1)                203,000                      1.8

 James H. Graves (2)                 185,000                      1.7

 George R. Manser (2, 3)             135,700                      1.2

 C. Jeffrey Rogers (2)               132,500                      1.2

 All executive officers and
 current directors, as a group
 (7 persons) (4)                   2,145,294                     17.6

 Derby Trust PLC (5)               1,838,000                     16.6

 Heartland Advisors, Inc. (6)      1,170,600                     10.6

 Thomas G. Berlin (7)              1,111,900                     10.1


 (1) Includes 200,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

 (2) Includes 107,500 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

 (3)  Includes 9,000 shares held  by Mr. Manser's  spouse, over which  shares
      Mr. Manser shares voting and dispositive authority.

 (4) Includes 1,122,500 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

 (5)  As reported  on Schedule  13D filed  with the  Securities and  Exchange
      Commission in February,  1996.  The  address for Derby  Trust PLC is  1
      Connaught Place, London W2 2DY, United Kingdom.

 (6)  As reported  on Schedule  13G filed  with the  Securities and  Exchange
      Commission on January 18, 2000.   Includes 1,060,000 shares over  which
      Heartland Advisors,  Inc.  has  no  voting  power.    The  address  for
      Heartland Advisors,  Inc. is  790  North Milwaukee  Street,  Milwaukee,
      Wisconsin  53202.

 (7)  As reported  on Schedule  13G filed  with the  Securities and  Exchange
      Commission on January 21, 2000.  Includes 40,600 shares over which  Mr.
      Berlin shares  voting  and dispositive  power  with his  spouse.    The
      address for  Mr. Berlin  is 37500  Eagle Road,  Willoughby Hills,  Ohio
      44094.

                            ELECTION OF DIRECTORS
                                  (Item 1)

      The Company's Board of Directors for the ensuing year will consist of six directors who are to be elected for a term expiring at the 2001 annual meeting of the Company's shareholders or when their successors are elected and qualify. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Cumulative voting is not permitted in the election of directors.


      The Company's Board of Directors has proposed the election of the following slate of nominees for election as directors at the Annual Meeting. None of the nominees was selected on the basis of any special arrangement or understanding with any other person. None of the nominees bears any family relationship to any other nominee or to any executive officer of the Company. In the absence of instructions to the contrary, shares represented by proxy will be voted for the election of each nominee named below. Each nominee has accepted nomination and agreed to serve if elected. If any nominee becomes unable to serve before election, shares represented by proxy may be voted for the election of a substitute nominee designated by the Board of Directors.

      The Board of Directors recommends a vote FOR election of each nominee below.

                             Director
 Name                 Age     Since    Current Position(s) with the Company
 -----------------    ---    --------  --------------------------------------
 Ramon D. Phillips     66      1989    President, Chief Executive Officer,
                                       Director and Chairman of the Board of
                                       Directors

 Linda H. Sleeper      52      1996    Executive Vice President, Chief
                                       Operating Officer and Director

 Raymond A. Kilgore    51      1988    Senior Vice President, Secretary and
                                       Director

 James H. Graves       51      1995    Director

 George R. Manser      68      1995    Director

 C. Jeffrey Rogers     52      1995    Director


      Ramon D. Phillips has served as President, Chief Executive Officer and Chairman of the Board of Directors of the Company since May 1989. For 12 years before joining the Company, Mr. Phillips was an executive with Pizza Inn, Inc., a restaurant chain, holding the positions of Vice President - Finance (1977 - 1986), Executive Vice President (1986 - May 1989) and director (1979 - May 1989). Mr. Phillips was again elected to Pizza Inn's board of directors in August 1990 and continues to serve in that capacity.

      Linda H. Sleeper joined the Company as Vice President of Corporate Development and Administration in May 1993 and was promoted to Executive Vice President and Chief Operating Officer in December 1994. From 1992 until May 1993, Ms. Sleeper was self-employed as a management consultant. From 1989 until 1992, she served as a Vice President for Audisys Corporation, a financial consulting firm, and was Senior Assistant Treasurer of Southmark Corporation from 1988 until 1989. Ms. Sleeper held various offices at Pizza Inn, Inc. from 1979 until 1988, completing her tenure as Vice President of Finance. Ms. Sleeper was an accountant with Peat, Marwick, Mitchell & Co. from 1975 until 1979. She is a certified public accountant.

      Raymond A. Kilgore has served as Senior Vice President of the Company since December 1994. From February 1988 until December 1994, Mr. Kilgore served as Vice President of the Company, and also served as interim Chief Executive Officer from August 1988 until May 1989. From 1985 until February 1988, Mr. Kilgore was a Vice President of Cash America Investments, Inc. (now known as Cash America International, Inc.), a publicly held company operating pawn shops and jewelry stores.

      James H. Graves is Chief Operating Officer of J.C. Bradford & Co., a Nashville based securities firm which provides investment banking, underwriting and brokerage services. He previously served as Managing Director of J.C. Bradford & Co. and co-manager of its Corporate Finance Department, which provides general investment banking services for corporate clients. In this capacity, Mr. Graves has rendered advisory services to the Company. Prior to joining J.C. Bradford & Co. in 1991, Mr. Graves had for
 11 years been employed by Dean Witter Reynolds, where he completed his tenure as the head of the Special Industries Group in New York City. Mr. Graves also serves as a director of Cash America International, Inc.

      George R. Manser is Chairman of Uniglobe Travel (Capital Cities), Inc., a franchisor of travel agencies, and President of Concorde Holding Co., a private investment management company. Mr. Manser also presently serves as a director of Check-Free Systems, Inc., and State Auto Financial Corp., and is an advisory director of J.C. Bradford & Co. Prior to his retirement in 1999, Mr. Manser had for four years served as the Director of Corporate Finance of Uniglobe Travel USA, L.L.C., a franchisor of travel agencies, and also served as a director of Cardinal Health, Inc. and AmerLink Corp. From 1984 to 1994, Mr. Manser also served as a director and Chairman of North American National Corporation and its subsidiaries, Pan-Western Life Insurance Company, Brookings International Life Insurance Company and Howard Life Insurance Company.

      C. Jeffrey Rogers is Vice Chairman, President, Chief Executive Officer and a director of Pizza Inn, Inc., which owns, franchises and supplies a chain of pizza restaurants located in the United States and various foreign countries. Prior to joining Pizza Inn, Inc. in 1990, Mr. Rogers was President, Chief Executive Officer and a director of USA Cafes General Partner, Inc., which owns and franchises the Bonanza Family Restaurant chain of restaurants.

 Board Committees and Meetings

      Standing committees of the Board of Directors of the Company include the Audit Committee, the Compensation Committee, the Stock Option Committee, the Regulatory Affairs Committee and the Nominating Committee. Each of these committees is presently composed of James H. Graves, George R. Manser and C. Jeffrey Rogers.

      Mr. Graves is the current chairman of the Audit Committee. The Audit Committee consults with management regarding reports and recommendations submitted by the Company's independent auditors, reviews the independent auditors' billings, and makes recommendations to the full Board with respect to the engagement or dismissal of independent auditors. The Audit Committee met once during 1999.

      Mr. Rogers is the current chairman of the Compensation Committee and the Stock Option Committee. At the direction of the full Board, the Compensation Committee reviews and makes recommendations with respect to compensation of the executive officers of the Company. The Stock Option Committee administers the Company's 1991 Key Employee Stock Option Plan and 1994 Key Employee Long Term Incentive Plan, including the determination of participants therein and the grant of options thereunder. Neither committee met during 1999.

      Mr. Manser is the current chairman of the Regulatory Affairs Committee and the Nominating Committee. The Regulatory Affairs Committee consults with management regarding insurance regulatory requirements, compliance and reporting and makes recommendations to the full Board, where appropriate. The Nominating Committee investigates and recommends to the Board of Directors qualified nominees for election to the Board. The Nominating Committee has not yet implemented procedures for consideration of nominees submitted by shareholders of the Company. Actions pertaining to these matters were addressed by the full Board and, therefore, neither committee met during 1999.

      The Board of Directors held four meetings during 1999. Various matters were also approved by the unanimous written consent of the Board of Directors during the last fiscal year. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

 Director Compensation

      No cash remuneration was paid to any non-employee director during 1999. In consideration of their service on the Board during 1999, each non-
 employee director has been granted a non-qualified option to purchase 50,000 shares of the Common Stock at an exercise price of $0.375, which was the fair market value of the Common Stock on the date of grant.

 Compliance with Section 16(a) of the Securities Exchange Act of 1934

      The Company's executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required to file reports of ownership and changes of ownership of the Common Stock with the Securities and Exchange Commission. Based solely upon information provided to the Company by individual directors, executive officers and beneficial owners, the Company believes that all such reports were timely filed during and with respect to the fiscal year ended December 31, 1999.

                EXECUTIVE OFFICERS AND COMPENSATION

 Executive Officers

      The following persons are the executive officers of the Company:


 Name                Age              Position(s) with the Company
 -----------------   ---   -------------------------------------------------
 Ramon D. Phillips    66   President, Chief Executive Officer, Director and
                           Chairman of the Board of Directors

 Linda H. Sleeper     52   Executive Vice President, Chief Operating Officer
                           and Director

 Raymond A. Kilgore   51   Senior Vice President, Secretary and Director

 Johnny J. DePuma     62   Senior Vice President and Chief Financial Officer

      No executive officer bears any family relationship to any other executive officer or to any director or nominee for director of the Company. Information concerning the business experience of Ramon D. Phillips, Linda
 H. Sleeper and Raymond A. Kilgore is provided under Election of Directors.

      Johnny J. DePuma joined the Company in August 1990 as Vice President and Chief Financial Officer and was promoted to his present position in December 1994. For the 10 years prior to joining the Company, he was Vice President and Chief Financial Officer of HiLite Industries, Inc., a manufacturer of original equipment auto parts.

 Summary Compensation Table

      The  following  table   sets  forth   certain  information   concerning
 compensation of the Chief Executive Officer and the other executive officers of the Company for the last three fiscal years.


                                    Year                               Other Annual     All Other
             Name and              Ended                               Compensation   Compensation
        Principal Position        Dec. 31    Salary ($)   Bonus ($)       ($) (1)        ($) (2)
   -----------------------------  -------    ----------   ---------    ------------   ------------

   Linda H. Sleeper                 1999      145,800        -0-            -0-            -0-
     Executive Vice President       1998      139,504        -0-            -0-           4,500
     and Chief Operating Officer    1997      133,923        -0-             736          7,500

   Ramon D. Phillips                1999      209,077        -0-           3,750         18,181
     President, Chief Executive     1998      217,463        -0-          10,000         20,257
     Officer and Chairman of        1997      212,000        -0-          45,736         25,909
     the Board of Directors

   Raymond A. Kilgore               1999      101,325        -0-            -0-            -0-
     Senior Vice President and      1998       99,376        -0-            -0-           4,500
     Secretary                      1997       94,423        -0-             576          7,500

   Johnny J. DePuma                 1999      111,300        -0-            -0-            -0-
     Senior Vice President and      1998      108,731        -0-            -0-            -0-
     Chief Financial Officer        1997      103,923        -0-             638           -0-


 (1) Represents car allowance, life insurance allowance, premiums on long-term disability insurance and the portion of premiums on a reverse split-dollar insurance policy on the life of Ramon D. Phillips which are considered compensation to Mr. Phillips for federal income tax purposes. See, Certain Transactions.

 (2)  Represents  the  incremental  annual  increase  in  the  accrued   cash
      surrender value of a reverse split-dollar insurance policy on the  life of Ramon D. Phillips which is payable to the estate of Mr. Phillips  in the event of his death.  See, Certain Transactions.  For years prior to
      1999, also includes director fees.

 Option Grants in Last Fiscal Year

      No stock options or stock appreciation rights were granted to the executive officers during the fiscal year ended December 31, 1999.

 Option Exercises in Last Fiscal Year and Fiscal Year-End Values

      Shown below is information with respect to the executive officers regarding option exercises during the fiscal year ended December 31, 1999, and the value of unexercised options held as of December 31, 1999.

                                              Securities Underlying          Value of Unexercised
                       Shares                 Unexercised Options (#)     In-the-Money Options ($) (1)
                    Acquired on     Value    --------------------------   --------------------------
        Name       Exercise (#)   Received   Exercisable  Unexercisable   Exercisable  Unexercisable
 ----------------- ------------   --------   -----------  -------------   -----------  -------------
 Ramon D. Phillips      -0-          -0-        200,000        -0-            -0-           -0-

 Linda H. Sleeper       -0-          -0-        200,000        -0-            -0-           -0-

 Raymond A. Kilgore     -0-          -0-        200,000        -0-            -0-           -0-

 Johnny J. DePuma       -0-          -0-        200,000        -0-            -0-           -0-


 (1) Values stated are pre-tax and are based upon the closing price of $0.375 per share of the Common Stock on the American Stock Exchange
      Emerging Company Marketplace on December 31, 1999, the last trading day of the fiscal year.

 Executive Compensation Agreements

      The Company has entered into an Executive Compensation Agreement with each of Ramon D. Phillips, Raymond A. Kilgore, Linda H. Sleeper and Johnny
 J. DePuma. The term of each agreement will expire on December 31, 2000, unless hereafter extended.

      The Executive Compensation Agreement with the Chief Executive Officer specifies minimum levels of base salary and benefits and provides for various performance bonuses. The Chief Executive Officer has waived a portion of the specified compensation in each of the last three fiscal years. The agreement with each other executive officer provides for compensation and bonus as determined by the Chief Executive Officer, subject to review by the Board or the Compensation Committee. Each agreement includes covenants of the executive to at all times maintain the confidentiality of the Company's trade secrets and not to compete with the Company during the term of employment and for two years thereafter.

      Pursuant to these agreements, if the Company terminates the executive without "cause" (as defined therein), or the executive resigns within six months after a "change of control" (as defined therein), the Company is obligated to pay the executive a lump sum cash payment equal to two times (three times in the case of the Chief Executive Officer) the sum of (a) the executive's then current annual salary (but not less than the executive's highest annual salary during the preceding three fiscal years), plus (b) the highest amount of bonus and other cash compensation received by the executive during any one of the three preceding fiscal years. In addition, all incentive stock options granted under the Company's 1991 Key Employee Stock Option Plan and 1994 Key Employee Long Term Incentive Plan provide for accelerated vesting in the event of a change of control of the Company.

                            CERTAIN TRANSACTIONS

      In April 1991, the Company entered into a Reverse Split-Dollar Agreement (the "Split-Dollar Agreement") with Ramon D. Phillips with respect to a so-called reverse split-dollar life insurance policy on Mr. Phillips. The Split-Dollar Agreement obligates the Company to pay the entire premium for the policy while the Split-Dollar Agreement is in effect. The policy provides for the death benefits to be divided between the policy's $1,000,000 face amount and its accrued cash surrender value. The Company was designated as beneficiary of the face amount of the policy and Mr. Phillips' estate was designated as beneficiary of the accrued cash surrender value of the policy.


                               OTHER BUSINESS
                                  (Item 2)

      The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as they in their discretion may deem appropriate, unless they are directed by the proxy to do otherwise.


                       INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has selected PricewaterhouseCoopers LLP ("PWC") as independent certified public accountants to audit the consolidated financial statements of the Company for the 2000 fiscal year. PWC also reported on the Company's consolidated financial statements for the fiscal years ended December 31, 1999, 1998 and 1997. Representatives of PWC are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from shareholders.


                  DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

      Any shareholder desiring to submit a proposal for inclusion in the proxy material relating to the 2001 annual meeting of shareholders must do so in writing. The proposal must be received at the Company's principal executive offices by December 26, 2000.

                               By Order of the Board of Directors,

                               /s/ Raymond A. Kilgore
                               -----------------------------
                               Raymond A. Kilgore, Secretary

 April 24, 2000
 Dallas, Texas

                              [FRONT]

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               PROXY
             FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                 HALLMARK FINANCIAL SERVICES, INC.
                      TO BE HELD MAY 25, 2000

      The undersigned hereby appoints Ramon D. Phillips and Raymond A. Kilgore, and each of them individually, as the lawful agents and Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Hallmark Financial Services, Inc. held of record by the undersigned on April 11, 2000, at the Annual Meeting of Shareholders to be held at 10:00 a.m. on May 25, 2000, or at any adjournment thereof.


 1.  ELECTION OF DIRECTORS

  [  ] FOR all nominees listed below      [  ] WITHHOLD AUTHORITY to vote for
       (except as marked to the contrary)      all nominees listed below

 INSTRUCTIONS: To withhold authority to vote for any nominee, mark the space beside the nominee's name with an "X".

      Ramon D. Phillips    ____                James H. Graves    ____
      Linda H. Sleeper     ____                George R. Manser   ____
      Raymond A. Kilgore   ____                C. Jeffrey Rogers  ____

 2. In their discretion, the Proxies are authorized to vote on any other matter which may properly come before the Annual Meeting or any adjournment thereof.

      When properly executed, this proxy will be voted in the manner directed
 herein by the undersigned shareholder.   IF NO DIRECTION IS SPECIFIED,  THIS
 PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM 1.

      The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxies may do by virtue hereof.

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                              [BACK]

      Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.





 Date: ____________________ , 2000      ____________________________________
                                        Signature

 PLEASE  MARK,  SIGN,  DATE  AND
 RETURN THE PROXY CARD PROMPTLY,
 USING THE ENCLOSED ENVELOPE.
                                        ____________________________________
                                        Signature, if held jointly


      PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING
 OF SHAREHOLDERS.  [   ]